Investment Strategy - Putnam International Small Cap Fund	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Investments, risks, and performance Investments
Strategy Narrative [Text Block]
Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes, if any) in companies of a size similar to those in the S&P Developed Ex-U.S. SmallCap Index. This policy may be changed only after 60 days’ notice to shareholders. As of
October 31, 2025, the capitalization range for companies in the S&P Developed Ex-U.S. SmallCap Index was $63.4 million and $39.4 billion. The fund invests mainly in common stocks (growth or value, or both) of companies outside of the United States that the Investment Manager believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which the Investment Manager places on the company.
The Investment Manager may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Investment Manager may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets.
The fund may also use derivatives such as certain foreign currency transactions, futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. For example, the fund typically uses foreign currency forward contracts in connection with its investments in foreign securities in order to hedge the fund’s currency exposure relative to the fund’s benchmark index.